CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net income		$ 5,242	$ 11,310	$ 4,348
Available for sale securities:
Net unrealized holding losses		(517)	(455)	(293)
Reclassification adjustment for gains recognized in net income(1)	[1]	0	(36)	(96)
Net unrealized holding losses on available for sale securities		(517)	(491)	(389)
Net unrealized gain on interest rate swap derivative		0	0	104
Other comprehensive loss		(517)	(491)	(285)
Comprehensive income		4,725	10,819	4,063
Other Comprehensive Income (Loss), Reclassification Adjustment from AOCI for Sale of Securities, Tax		$ 0	$ 19	$ 50

[1]	(1) Pre-tax amounts are included in net gain on the sale of securities in noninterest income on the consolidated statements of income. Income tax expense associated with the reclassification adjustment for the years ended December 31, 2017, 2016 and 2015 was $0, $19,000 and $50,000, respectively.